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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2004

                         KANEB PIPE LINE PARTNERS, L.P.
               (Exact name of registrant as specified in charter)

        Delaware                001-10311                         75-2287571
(State of Incorporation)   (Commission File No.)              (I.R.S. Employer
                                                             Identification No.)

                          2435 North Central Expressway
                             Richardson, Texas 75080
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (972) 699-4062


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On October 31, 2004, at the request of the board of directors of Kaneb Pipe Line Company LLC (the "General Partner"), the sole general partner of Kaneb Pipe Line Partners, L.P., Kaneb LLC established a Supplement to the Kaneb LLC 2002 Long Term Incentive Plan (the "Supplement") for the benefit of the participant named therein. In 2002, the Kaneb LLC 2002 Long Term Incentive Plan (the "Plan") was implemented by the board of directors of the General Partner for John R. Barnes, a director of the General Partner and Chairman of the Board, President and Chief Executive Officer of Kaneb Services LLC (which owns the General Partner). The Plan was established to provide for a payment to Mr. Barnes equal to 2% of the increase in aggregate unit value of Kaneb Pipe Line Partners, L.P., excluding increases derived from the issuance of additional units, as computed under the Plan from December 31, 2001 to December 31, 2006. The Supplement was implemented by the board of directors of the General Partner to clarify the terms of payment pursuant to the Plan in the event the transactions contemplated by the Agreement and Plan of Merger filed as Exhibit 2.1 to the Current Report of Kaneb Pipe Line Partners, L.P. on Form 8-K filed on November 1, 2004 are consummated.

     The above description of the Supplement and the Plan do not purport to be a complete statement of the parties' rights and obligations under those agreements and the transactions contemplated by them. The above description of the Supplement is qualified in its entirety by reference to the definitive agreement, a copy of which is attached as an exhibit to this current report.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits

          10.1 Supplement to the Kaneb LLC 2002 Long Term Incentive Plan, dated effective as of October 31, 2004, between Kaneb LLC and the participant named therein.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     KANEB PIPE LINE PARTNERS, L.P.
                                     By: Kaneb Pipe Line Company LLC
                                         as General Partner



                                          //s// HOWARD C. WADSWORTH
                                     -------------------------------------------
                                     Howard C. Wadsworth
                                     Vice President, Treasurer and Secretary


Dated November 3, 2004